EXHIBIT 10.3


                            SECURITY AGREEMENT



      SECURITY AGREEMENT, made as of December 31, 1995, by and between Knowledge Solutions, Inc., a Delaware corporation with an address at 115 Research Drive, Jordan Hall, Lehigh University, Bethlehem, PA 18015 (the "Debtor"), and Competitive Technologies, Inc., a corporation with an address at 1465 Post Road East, Westport, CT 06881 (the "Secured Party").

                                BACKGROUND

      The Debtor has executed and delivered to the Secured Party on this date (i) a Secured Convertible Promissory Note in the principal amount of $50,000 (the "Note"). The Note is intended to be secured by all source code, object code, internal documentation, schematics, flow charts, other technical information, user documentation, tools, compilers, copyrights and other proprietary rights constituting or relating to or used by Debtor to develop, modify or compile Debtor's software described in Exhibit A attached hereto and all modifications and additions made in the future (the "Software"), and by all of Debtor's furniture, fixtures and equipment.

      The Debtor now desires to grant to the Secured Party a security interest in the collateral to secure the full payment and performance of the Debtor's obligations under the Note.

      NOW, THEREFORE, for and in consideration of the advance by the Secured Party to the Debtor as evidenced by the Note, and other good and valuable consideration, the receipt whereof is hereby acknowledged, the Debtor and the Secured Party, intending to be legally bound, hereby covenant and agree as follows:

      Section 1. Grant of Security Interest. Debtor hereby grants, pledges, assigns and conveys to the Secured Party as security for payment of the Debtor's obligations under the Note, a security interest in and lien upon the Software, and upon all of Debtor's furniture, fixtures and equipment, including without limitation computer equipment and peripherals, whether now owned or hereafter acquired (collectively, the "Collateral").

      Section 2. Financing Statements. The Debtor shall join with the Secured Party in executing such financing statements and continuation statements (in form satisfactory to the Secured Party) under the Uniform Commercial Code as the Secured Party shall from time to time require.

      Section 3. Representations and Warranties. Debtor represents and warrants to the Secured Party that:

           (a) Each of this Agreement and the Note has been duly authorized, executed and delivered by it and constitutes its valid, binding and enforceable obligations;

           (b) The execution, delivery and performance by Debtor of each of this Agreement and the Note will not violate or contravene any applicable law or regulation, any provision of Debtor's Certificate of Incorporation, or any applicable decree, order or rule, and will not constitute a breach of any contract or other instrument to which it is a party or by which it or any of its assets is bound, or result in any lien or encumbrance being placed on or foreclosed on any of the Collateral;

           (c) Its chief executive office and the place where it will hereafter keep the Collateral is at the address set forth in the first page hereof;

           (d) There is no litigation, arbitration or other proceedings currently pending or, to Debtor's knowledge, threatened against Debtor or the Collateral;

           (e) Debtor is the owner of the Collateral free and clear of all licenses, liens, encumbrances or security interests except the security interests created hereby and except for those security interests described on the Disclosure Schedule attached hereto; and Debtor has full right, power and authority to grant the security interest granted hereby; and

           (f) No copyright or patent has been registered, issued or applied for under any state, federal or foreign copyright or patent laws for any materials or any part thereof constituting the Collateral.

      Section 4. Survival. All of the representations and warranties of the Debtor set forth in this Agreement shall survive the making of the Agreement.

      Section 5. Affirmative Covenants. Debtor covenants that so long as either of the Notes remains outstanding, it will:

           (a) keep the Collateral free of encumbrances or security interests except those in favor of the Secured Party and the security interests described on the Disclosure Schedule;

           (b) notify the Secured Party prior to any change in the location of its place of business or of the place where any medium containing any part of the Software is kept, or of the establishment of any new, or the discontinuance of any existing, place of business;

           (c) indemnify and hold the Secured Party harmless from all debts, liabilities and obligations incurred by such Debtor in its business which may result in liability to a secured party including, without limitation, liability arising pursuant to the Internal Revenue Code relating to withholding taxes and withheld social security payments and the penalty for failure to pay over withholding taxes and social security payments.

      Section 6. Negative Covenants. Debtor covenants that so long as the Note remains outstanding, such Debtor will not, without the prior written consent of the Secured Party:

           (a) permit any of the Collateral to be levied upon under any legal process;

           (b) permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement.

      Section 7.  Default; Remedies.

           (a) Each of the following is an event of default ("Event of Default") hereunder:

                 (i)    Any event of default under the Note;

                 (ii) If any representation or warranty made herein by Debtor is materially false or misleading;

                 (iii) If Debtor is in material breach of any of its covenants or agreements made herein, and such breach remains uncured 15 days after written notice of such breach is given by the Secured Party to Debtor;

                 (iv) If any suit or suits are commenced or pending or any judgment is obtained against Debtor for amounts, individually or in the aggregate, in excess of $50,000;

                 (v) The commencement of any process or proceeding to foreclose upon, levy upon or execute upon any of the Collateral, including by any holder of a senior lien on any of the Collateral;
or

                 (vi) If any proceeding under any law of the United States or of any state relating to bankruptcy, insolvency, receivership, reorganization or debt adjustment is instituted by Debtor or if such proceeding is instituted against Debtor and is consented to by the respondent or remains undismissed for 30 days, or if Debtor is adjudicated a bankrupt, or a trustee or receiver is appointed for any substantial part of its property, or if Debtor makes an assignment for the benefit of creditors, or becomes insolvent.
           (b) Upon the occurrence of any Event of Default, the Secured Party may:

                 (i) Immediately declare the Note to be due and payable in full, without notice, presentment, demand or further action of any kind;

                 (ii) Exercise all the rights of a secured party under the Uniform Commercial Code or under any other applicable law or agreement with respect to the Collateral, all of which rights shall, to the full extent permitted by law, be cumulative.

      Section 9. Notices. If notice of sale, disposition or other intended action by the Secured Party with respect to the Collateral is required by the Uniform Commercial Code or other applicable law, any notice thereof sent to the Debtor at least 10 days prior to such action, shall constitute reasonable notice to Debtor. Notices required or permitted under this Agreement shall be deemed to have been given (i) when delivered by hand or successful facsimile transmission, (ii) one business day after sent, charges paid by sender, by guaranteed overnight courier, or (iii) three business days after mailed, postage prepaid, by certified mail, return receipt requested;

      If to Debtor, to:

      Knowledge Solutions, Inc.
      115 Research Drive
      Jordan Hall, Lehigh University
      Bethlehem, PA  18015
      Fax:  (610) 758-6188

      If to Secured Party, to:

      Competitive Technologies, Inc.
      1465 Post Road East
      Westport, CT  06881

      Section 9. Assignment. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, personal representatives, successors and assigns.

      Section 10. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Pennsylvania.

      Section 11. Subordination. This Agreement is subject to a subordination agreement dated on or about December 29, 1995 between the Secured Party and Safeguard Scientifics (Delaware), Inc.

      IN WITNESS WHEREOF, the Debtor and the Secured Party have each caused this Security Agreement to be executed, as of the day and year first-above written, by its authorized officers.


                                  KNOWLEDGE SOLUTIONS, INC.


                                  By:   s/ George M. Stadler
                                        George M. Stadler, CEO



                                  COMPETITIVE TECHNOLOGIES, INC.


                                  By:   s/ Frank R. McPike, Jr.


                                  Title:  Vice President